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Exhibit 10.62

AMENDMENT 2002-1
TO THE EARLE M. JORGENSEN COMPANY
EMPLOYEE CAPITAL ACCUMULATION PLAN

        The Earle M. Jorgensen Employee Capital Accumulation Plan as amended and restated as of April 1, 2000 is hereby amended as follows:

        1.    Effective April 1, 2002 (except as otherwise provided), the following Appendix B is added to read as follows:

"APPENDIX B
GOOD FAITH EGTRRA COMPLIANCE

  B.1.  Adoption and Effective Date of Appendix B.

  This Appendix B is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Appendix B is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Appendix B shall be effective as of the first day of the first Plan Year beginning after December 31, 2001. This Appendix B shall supersede the provisions of the Plan and Appendix A to the extent those provisions are inconsistent with the provisions of this Appendix B.

  B.2.  Increase in Compensation Limit.

  The annual compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001 shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

  B.3.  Increase in Limitations on Contributions.

  This Section B.3 shall be effective for limitation years beginning after December 31, 2001. The Annual Additions that may be contributed or allocated to a Participant's Accounts under the Plan for any limitation year shall not exceed the lesser of:

  (a)
  $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

  (b)
  100 percent of the Participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year. The compensation limit referred to in this paragraph (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

  B.4.  Compensation Deferrals Contribution Limitation.

  No Participant shall be permitted to have Compensation Deferrals made under this Plan, or any other qualified plan maintained by the Company during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section B.5 of this Appendix B and Section 414(v) of the Code, if applicable.

  Subject to the limitations of this Section B.4 and Section 3.1 of the Plan (to the extent not inconsistent with this Section B.4), each Participant may elect Compensation Deferrals in the manner prescribed by the Committee of up to 50% of the Participant's Compensation.

  B.5.  Catch-Up Contributions.

  All Employees who are eligible to make Compensation Deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

  Catch-up contributions shall apply to contributions after March 31, 2002.

  B.6.    Rollovers From Other Plans.

  The Plan shall accept direct rollovers and participant rollover contributions (excluding after-tax employee contributions in both cases) of an eligible rollover distribution made after March 31, 2002 from a qualified plan described in Section 401(a) or 403(a) of the Code, an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. The Plan shall not accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

  B.7.  Modification of Definition of Eligible Retirement Plan.

  (a)
  This Section B.7 shall apply to distributions made after March 31, 2002.

  (b)
  For purposes of the direct rollover provisions in the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

  (c)
  For purposes of the direct rollover provisions in the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

  (d)
  For purposes of the direct rollover provisions in the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

  B.8.  Suspension Period Following Hardship Distribution.

  A Participant who receives a distribution of Compensation Deferrals after March 31, 2002 on account of hardship shall be prohibited from making Compensation Deferrals and other employee contributions under this and all other plans of the Company for 6 months after receipt of the distribution. A Participant who receives a distribution of Compensation Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Compensation Deferrals and other employee contributions under this and all other plans of the Company for the period specified in Section 6.4(e) of the Plan.

  B.9.  Repeal Of Multiple Use Test.

  The multiple use test described in Treasury Regulation Section 1.401(m)-2 shall not apply for Plan Years beginning after December 31, 2001.

  B.10.  Modification Of Top-Heavy Rules

  (a)
  Effective Date. This section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years.

  (b)
  Determination of Top-Heavy Status.
  (i)
  Key Employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

  (ii)
  Determination of Present Values and Amounts. This subsection shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

  (I)
  Distributions During Year Ending on the Determination Date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

  (II)
  Employees not Performing Services During Year Ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

  (c)
  Minimum Benefits.
  (i)
  Matching Contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

    (ii)
    Contributions Under Other Plans. The Plan may provide that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met).

  (d)
  Modification Of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met."

  2.
  Effective April 1, 2003, the following Appendix C is added to read as follows:

"APPENDIX C

MINIMUM DISTRIBUTION REQUIREMENTS

  C.1.  Adoption and Effective Date of Appendix C.

  This Appendix C is adopted to reflect the final Treasury Regulations promulgated under Section 401(a)(9) of the Code. Except as otherwise provided, this Appendix C shall apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year. This Appendix C shall supersede the provisions of the Plan and Appendix A to the extent those provisions are inconsistent with the provisions of this Appendix C.

  All distributions required under this Appendix C will be determined and made in accordance with the Treasury Regulations promulgated under Section 401(a)(9) of the Code. Notwithstanding the other provisions of this Appendix C, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

  C.2.  Time and Manner of Distribution.

  (a)
  Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

  (b)
  Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

  (i)
  If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

  (ii)
  If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

  (iii)
  If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

    (iv)
    If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section C.2(b), other than Section C.2(b)(i), will apply as if the surviving spouse were the Participant.

  For purposes of this Section C.2(b) and Section C.4, unless Section C.2(b)(iv) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section C.2(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section C.2(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section C.2(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

  (c)
  Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections C.3 and C.4 of this Appendix C. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations.

  C.3.  Required Minimum Distributions During Participant's Lifetime.

  (a)
  Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

  (i)
  the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

  (ii)
  if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

  (b)
  Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section C.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

  (c)
  Election to Allow Participants or Beneficiaries to Elect 5-Year Rule. Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections C.2(b) and C.4(b) of this Appendix C applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section C.2(b) of this Appendix C, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor Beneficiary makes an election under this Section C.2(d), distributions will be made in accordance with Sections C.2(b) and C.4(b) of this Appendix C.

  C.4.  Required Minimum Distributions After Participant's Death.

  (a)
  Death On or After Date Distributions Begin.
  (i)
  Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

  (I)
  The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

  (II)
  If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

  (III)
  If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

  (ii)
  No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

  (b)
  Death Before Date Distributions Begin.
  (i)
  Participant Survived by Designated Beneficiary. Except as provided in Section C.4(c) of this Appendix C, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in Section C.4(a).

  (ii)
  No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

  (iii)
  Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section C.2(b)(i), this Section C.4(b) will apply as if the surviving spouse were the Participant.

  (c)
  Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions. A Designated Beneficiary who is receiving payments under the

    5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all Distribution Calendar Years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

  C.5.  Definitions.

  (a)
  Designated Beneficiary. The individual who is designated as the Beneficiary consistent with the terms of the Plan and is the Designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

  (b)
  Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section C.2(b). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

  (c)
  Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

  (d)
  Participant's Account Balance. The account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

  (e)
  Required Beginning Date. The April 1 of the calendar year following the later of either the calendar year in which the Employee attains age 70 1/2 or the calendar year in which the Employee retires, except as otherwise provided in Section 401(a)(9)(c)(ii) of the Code."

        ***

        Executed this            day of                        , 2002.

EARLE M. JORGENSEN COMPANY
By:
Name: Title

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  Exhibit 10.62
AMENDMENT 2002-1 TO THE EARLE M. JORGENSEN COMPANY EMPLOYEE CAPITAL ACCUMULATION PLAN